UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure

On January 24, 2022, New York Community Bancorp, Inc. (the “Company”) issued a press release announcing that it has entered into an agreement with the National Community Reinvestment Coalition (“NCRC”) to support communities of color, the underserved, small businesses, diversity and an ongoing commitment to responsible multi-family lending (the “Agreement”). Pursuant to the terms of the Agreement, the Company has committed to provide $28 billion in loans, investments, and other financial support to communities and people of color, low- and moderate-income (“LMI”) families and communities, and small businesses. The Agreement was developed with NCRC and its members in conjunction with the Company’s pending merger with Flagstar Bancorp, Inc. (“Flagstar”), and the Agreement is subject to the closing of the Flagstar merger.

The Agreement includes $22 billion in community lending and affordable housing commitments and $6 billion of residential mortgage originations to underserved and LMI borrowers and in LMI and majority-minority neighborhoods over a five-year period. These investments will cover both communities already served by the Company and those it will expand into through its acquisition of Flagstar, and further the positive community impact our merger with Flagstar will have.

The disclosure regarding the Agreement is qualified in its entirety by the press release which is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is a press release issued by the Company on January 24, 2022 to announce the Agreement with NCRC.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on January 24, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:January 24, 2022	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Chief of Staff to the CEO